UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2017

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD  20814

(Address of principal executive offices) (Zip Code)

(240)  223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On July 7, 2017, Quality Care Properties, Inc. (“QCP” or the “Company”) received approximately $8.2 million from its principal tenant, HCR III Healthcare, LLC (the “Lessee”), an indirect wholly-owned subsidiary of HCR ManorCare, Inc. (together, “HCR ManorCare”), rather than the roughly $39.5 million in rent required to be paid under the Master Lease and Security Agreement, dated as of April 7, 2011, as amended and supplemented (the “Master Lease”). On July 7, 2017, QCP delivered a notice of default under the Master Lease relating to nonpayment of rent due and other matters. The notice of default demands payment of all current and past due rent, totaling approximately $79.6 million.  If the approximately $79.6 million of rent is not paid by the end of the day on July 14, 2017, it will constitute an Event of Default requiring the immediate payment of an additional approximately $265 million of Deferred Rent Obligations and permit the QCP lessors to terminate the Master Lease, appoint receivers or exercise other remedies with respect to any and all leased properties.

For additional information regarding the risks to QCP associated with HCR ManorCare, see “Risk Factors” included in QCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Safe Harbor Statement

Certain statements in this document that are not historical statements of fact may be deemed “forward-looking statements.”  QCP intends to have its forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with those provisions.  Forward-looking statements include, among other things, statements regarding our intent, belief or expectations.  In particular, we note as a forward-looking statement the potential future event of default.  There can be no assurance that if an event of default occurs that HCR ManorCare will repay such amounts owed.  Forward-looking statements speak only as of the date of this document.  Actual results may differ materially from those anticipated or implied in forward-looking statements as a result of numerous factors, including, but not limited to, the ability of HCR ManorCare to make any payments, and other risks to QCP associated with HCR ManorCare, including but not limited to those discussed under “Risk Factors” in QCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Except as may be required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, QCP expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements included in this document, including the discussions referenced above, to reflect any change in our expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2017

Quality Care Properties, Inc.

By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Financial Officer